UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

                        Date of Report: December 10, 2004





                                    a21, Inc.
             (Exact name of registrant as specified in its charter)

                                      Texas
                         (State or other jurisdiction of
                         incorporation or organization)

              333-68213                                    74-2896910
      (Commission File Number)              (I.R.S. Employer Identification No.)

7660 Centurion Parkway, Jacksonville, Florida                 32256
       (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including areas code:  (904) 565-0066


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

        On December 14, 2004, a21, Inc. (OTCBB: ATWO), a Texas corporation (the "Company"), announced that, effective as of December 10, 2004, Thomas V. Butta, Vice Chairman and Chief Strategic Officer of the Company, has been appointed President of the Company and Chief Executive Officer of SuperStock, Inc., a subsidiary of the Company. Haim Ariav, who is no longer serving as President of the Company or Chief Operating Officer of SuperStock, Inc., will serve as the Company's Chief Creative Officer and as President and Chief Creative Officer of SuperStock, Inc.

         Mr. Butta has been a member of the Company's Board of Directors since July 2001 and has served as the Company's Vice Chairman and Chief Strategic Officer since June 2004 and as an advisor to the Company from February 2001 to May 2004. From November 2001 to May 2003, Mr. Butta was an Executive Vice President and Chief Marketing Officer of PTC, a $650 million product lifecycle management software company. Prior to joining PTC, Mr. Butta was the Chief Marketing Officer of CommerceQuest, an enterprise software company, from August 2000 to August 2001 and of Red Hat, a Linux software distributor, from June 1999 to June 2000. From July 1996 to June 1999, Mr. Butta served as Chief Executive Officer of FGI Inc., a strategic marketing, research and communications firm in Chapel Hill, North Carolina and New York City. Mr. Butta received his BA degree from Hamilton College and has attended Executive Education programs at Harvard Business School.

         Mr. Butta is the brother of Vincent C. Butta, a member of the Company's Board of Directors. On July 1, 2002, Mr. Butta and the Company entered into a consulting agreement pursuant to which he was issued a five year warrant to purchase 50,000 shares of the Company's common stock at an exercise price of $.25 per share and 60,000 shares of the Company's common stock. This consulting agreement expired on May 31, 2003.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       a21, Inc.

                                       By: /s/ Albert H. Pleus
                                          --------------------------------------
                                           Albert H. Pleus
                                           Chairman and Chief Executive Officer


Dated: December 10, 2004





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